SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 7, 2004


                         Progenics Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                  000-23143               13-3379479
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    (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation)              File Number)         Identification No.)



       777 Old Saw Mill River Road, Tarrytown, New York      10591
       -------------------------------------------------   ---------
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Section 8 - Other Events

Item 8.01 Other Events

     On October 7, 2004, Progenics Pharmaceuticals, Inc. issued a press release announcing that the target enrollment been reached in the Phase 2 study of its investigational drug, Methylnaltrexone for the treatment of post operative ileus
(POI). A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits


(c)  the following exhibits are filed with this report


    Exhibit Number                     Description
    --------------                     -----------
        99.1                           Press release dated October 7, 2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROGENICS PHARMACEUTICALS, INC.


                                  By:  /s/ ROBERT A. MCKINNEY
                                  ---------------------------------------------
                                           Robert A. McKinney
                                           Vice President, Finance & Operations


Date:  October 7, 2004